Installed Building Products Announces the Acquisition of
Carolina Precision Fibers ACP, LLC DBA Carolina Precision Fibers

Manufacturer of Recycled Fiber Products Adds Over $20 Million of Annual Revenue

Columbus, Ohio – September 8, 2025 -- Installed Building Products, Inc. (the “Company” or “IBP”) (NYSE: IBP), an industry-leading installer of insulation and complementary building products, today announced the acquisition of Carolina Precision Fibers ACP, LLC (“CPF”) doing business as Carolina Precision Fibers.

Located in Ronda, North Carolina, CPF manufactures cellulose-based insulation for homes, hydromulch for erosion control, and composite materials used in industrial applications. The company has annual revenue of over $20 million with a service area reaching the Northeast, Midwest, Mid-Atlantic, and Southeast regions of the United States.

“We are pleased to announce the acquisition of CPF,” stated Jeff Edwards, Chairman and Chief Executive Officer. “With our existing manufacturing operations at Advanced Fiber Technology in Bucyrus, Ohio, CPF expands our access to an environmentally responsible and versatile product, which serves as an alternative to fiberglass insulation in residential applications and several innovative commercial and industrial applications as well. We believe increasing our direct access to material used in our installation service is beneficial to both business operations and financial results."

"Including previously announced acquisitions, CPF, and three smaller acquisitions, which have operationally combined with existing branches, IBP has acquired approximately $39 million in annual revenue to date in 2025. On behalf of everyone at Installed Building Products, I want to welcome CPF onto our team,” concluded Mr. Edwards.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, including with respect to the housing market and the commercial market, our operations, industry and economic conditions, our financial and business model, the demand for our services and product offerings, expansion of our national footprint and end markets, diversification of our products, our ability to grow and strengthen our market position, our ability to pursue and integrate value-enhancing acquisitions and the expected amount of acquired revenue, our ability to improve sales and profitability, and expectations for demand for our services and our earnings. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intends," "plan," and "will" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Any forward-looking statements that we make herein and in any future reports and statements are not guarantees of future performance, and actual results may differ materially from those expressed in or suggested by such forward-looking statements as a result of various factors, including, without limitation, general economic and industry conditions; increases in mortgage interest rates and rising home prices; inflation and interest rates; the material price and supply environment; the timing of increases in our selling prices; and the factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as the same may be updated from time to time in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made by the Company in this press release speaks only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.

About Installed Building Products
Installed Building Products, Inc. is one of the nation's largest new residential insulation installers and is a diversified installer of complementary building products, including waterproofing, fire-stopping, fireproofing, garage doors, rain gutters, window blinds, shower doors, closet shelving and mirrors and other products for residential and commercial builders located in the continental United States. The Company manages all aspects of the installation process for its customers, from direct purchase and receipt of materials from national manufacturers to its timely supply of materials to job sites and quality installation. The Company offers its portfolio of services for new and existing single-family and multi-family residential and commercial building projects in all 48 continental states and the District of Columbia from its national network of over 250 branch locations.

Contact Information:
Investor Relations:
614-221-9944
investorrelations@installed.net

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